SUPPLEMENT TO THE PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO FIXED INCOME
For the Ultra Short-Term Income Fund (the “Fund”)

At a meeting held February 20 - 21, 2019, the Board of Trustees of the Fund approved the following change to the Fund’s strategy, effective immediately:

Current Strategy Language	Strategy Statement effecitve April 1, 2019

While we may purchase securities of any maturity, under normal circumstances, we expect the Fund’s dollar-weighted average effective maturity to be one year or less. “Dollar-Weighted Average Effective Maturity” is a measure of the average time until the final payment of principal andinterest is due on fixed income securities in the Fund’s portfolio.

While we may purchase securities of any maturity or duration, under normal circumstances, we expect the Fund’s dollar-weighted average effective maturity to be 1.5 years or less and the Fund’s dollar-weighted average effective duration to be 1 year or less. “Dollar-Weighted Average Effective Maturity” is a measure of the average time until the final payment of principal and interest is due on fixed income securities in the Fund’s portfolio. “Dollar-Weighted Average Effective Duration” is an aggregate measure of the sensitivity of a fund’s fixed income portfolio securities to changes in interest rates. As a general matter, the price of a fixed income security with a longer effective duration will fluctuate more in response to changes in interest rates than the price of a fixed income security with a shorter effective duration.

February 25, 2019	IFAM029/P1003S2